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         TRUST AGREEMENT, dated as of October 5, 1994, between
National Auto Finance Corporation, a Delaware corporation, as
Depositor, and Bankers Trust (Delaware), a Delaware banking corporation, not in its individual capacity but solely as Owner
Trustee. The Depositor and the Owner Trustee hereby agree as follows:

         1.       Creation of Trust.

                  (a) The trust created hereby shall be known as "NAFCO Funding Trust", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts, and sue and be sued.

                  (b) The Depositor hereby assigns, transfers, conveys and sets over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Owner Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq. and that this document constitute the governing instrument of the Trust. The Owner Trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in the form attached hereto.

                  (c) The Depositor and the Owner Trustee will enter into an amended and restated Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby. Prior to the execution and delivery of such amended and restated Trust Agreement, the Owner Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law.

         2.       Concerning the Owner Trustee.

                  (a) Except as otherwise expressly required by
Section 1 of this Trust Agreement, unless specifically authorized in writing by the Depositor and consented to by the Owner Trustee, the Owner Trustee shall not have any duty or obligation with respect to the administration of the Trust, the investment of the Trust's property or the payment of dividends or other distributions of income or principal to the Trust's beneficiaries. The Owner Trustee shall not be liable for the

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acts or omissions of the Depositor and shall owe no other fiduciary duties to the Trust or its beneficiaries other than as expressly provided for in this Section 2.

                  (b) The Owner Trustee accepts the trusts hereby

created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Trust Agreement. The Owner
Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation:

                          (i) The Owner Trustee shall not be personally
liable for any error of judgment made in good faith;

                         (ii) No provision of this Trust Agreement shall
require the Owner Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                        (iii) Under no circumstance shall the Owner
Trustee be personally liable for any indebtedness of the Trust; and

                         (iv) The Owner Trustee shall not be personally
responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor.

                  (c) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the Depositor, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

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                  (d) In the exercise or administration of the trusts
hereunder, the Owner Trustee (i) may act directly or, at the expense of the Trust, through agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care; and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

                  (e) Except as expressly provided in this Section 2, in accepting and performing the trusts hereby created the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement shall look only to the Trust's property for payment or satisfaction thereof.

         3. The Depositor shall indemnify, defend and hold harmless the Trust and the Owner Trustee and any of the officers, directors, employees and agents of the Trust and the Owner Trustee (the "Indemnified Persons") from and against any and all costs, expenses, disbursements (including the reasonable fees and expenses of counsel), losses, claims, taxes, damages and liabilities of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Depositor shall not indemnify any Indemnified Person for any costs, expenses, disbursements, losses, claims, taxes, damages or liabilities which are a result of the willful misfeasance, bad faith or gross negligence of such Indemnified Person.

         4. This Trust Agreement may be executed in one or more counterparts.

         5. The Owner Trustee may resign upon thirty days prior notice to the Depositor.

         6. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflict of

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law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


                      [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have caused this Trust
Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                    BANKERS TRUST (DELAWARE),
                                      as Owner Trustee


                                    By:      /s/James H. Stallkemp
                                       ------------------------------
                                    Name:    James H. Stallkemp
                                    Title:   President


                                    NATIONAL AUTO FINANCE CORPORATION
                                      as Depositor


                                    By:
                                       ------------------------------
                                    Name:
                                    Title:


                                  5

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         IN WITNESS WHEREOF, the parties hereto have caused this Trust
Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                    BANKERS TRUST (DELAWARE),
                                      as Owner Trustee


                                    By:
                                       ------------------------------
                                    Name:
                                    Title:


                                    NATIONAL AUTO FINANCE
                                      CORPORATION, as Depositor


                                    By:       /s/ Craig Schnee
                                       ------------------------------
                                    Name:     Craig Schnee
                                    Title:    Vice President


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